Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

Supplement dated September 7, 2010, to the Prospectus dated November 1, 2009, as previously supplemented as the case may be.

Class A, Class B and Class C

This supplement contains important information about the Funds and share classes, as applicable, listed above.

I.              Effective July 12, 2010, the following information replaces the table entitled “Annual Fund Operating Expenses” and the example of expenses table in the section entitled “Fees and Expenses” for the California Limited-Term Tax-Free Fund starting on page 7 of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management Fees	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.60%	0.59%
Total Annual Fund Operating Expenses	0.95%	1.69%
Fee Waivers	0.15%	0.14%
Total Annual Fund Operating Expenses After Fee Waiver [1]	0.80%	1.55%

1 Funds Management has committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

	Class A	Class C
If you sell your shares at the end of the period:
1 Year	$379	$258
3 Years	$579	$519
5 Years	$796	$905
10 Years	$1,418	$1,986
If you do not sell your shares at the end of the period:
1 Year	$379	$158
3 Years	$579	$519
5 Years	$796	$905
10 Years	$1,418	$1,986

II.            Effective July 12, 2010, the following information replaces the table entitled “Annual Fund Operating Expenses” and the example of expenses table in the section entitled “Fees and Expenses” for the California Tax-Free Fund starting on page 11 of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.53%	0.54%	0.53%
Total Annual Fund Operating Expenses	0.88%	1.64%	1.63%
Fee Waivers	0.13%	0.14%	0.13%
Total Annual Fund Operating Expenses After Fee Waiver [1]	0.75%	1.50%	1.50%

1 Funds Management has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses After Fee Waiver shown. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

	Class A	Class B	Class C
If you sell your shares at the end of the period:
1 Year	$523	$653	$253
3 Years	$679	$774	$474
5 Years	$877	$1,050	$848
10 Years	$1,449	$1,607	$1,898
If you do not sell your shares at the end of the period:
1 Year	$523	$153	$153
3 Years	$679	$474	$474
5 Years	$877	$850	$848
10 Years	$1,449	$1,607	$1,898

MIR090/P1101S3